Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of January 27, 2025 (the “Second Amendment Effective Date”), is by and among ATLAS SAND COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors (as defined in the Amended Credit Agreement referenced below), the banks and financial institutions listed on the signature pages hereof as lenders (the “Lenders”), and STONEBRIAR COMMERCIAL FINANCE LLC, a Delaware limited liability company, as Administrative Agent and as Initial Lender.

BACKGROUND

A.            The Borrower, the Initial Lender, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 31, 2023 as amended by that certain First Amendment to Credit Agreement, dated as of February 26, 2024 (such agreement, as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the effectiveness of the Amendment, the “Existing Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

B.            The Borrower has requested that the Lenders amend the Existing Credit Agreement to increase the size of the delayed draw term facility by $100,000,000 and to make certain other amendments thereto, as more fully set forth herein (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”).

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

§1.           Amendments to Existing Credit Agreement.

(a)            The second paragraph of the Existing Credit Agreement is hereby amended and restated as follows:

WHEREAS, Borrower has applied to Initial Lender for term loans, and Initial Lender has agreed to extend (a) an initial term loan to Borrower in an aggregate principal amount of $180,000,000.00 (the "Maximum Initial Term Loan Principal Amount"), (b) a delayed draw term loan to Borrower in an aggregate principal amount of up to $200,000,000.00 (the "Maximum Delayed Draw Term Loan Principal Amount") and (c) an additional delayed draw term loan to Borrower in an aggregate principal amount of up to $150,000,000.00 (the “Maximum Additional Delayed Draw Term Loan Principal Amount”).

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(b)            Section 3(a)(ii) of the Existing Credit Agreement is hereby amended and restated as follows:

(ii).           Delayed Draw Term Loans. Subject to the terms and conditions set forth in this Agreement and in the other Loan Documents (including, for avoidance of doubt, satisfaction of the conditions precedent set forth in Exhibit B attached hereto on the Closing Date and Exhibit E attached hereto on the applicable Delayed Draw Funding Date), the Initial Lender agrees to make delayed draw term loans to Borrower at any time and from time to time during the Availability Period (each, a “Delayed Draw Term Loan” and collectively, the “Delayed Draw Term Loans”); provided that the aggregate principal amount of all Delayed Draw Term Loan Notes shall not exceed the Maximum Delayed Draw Term Loan Principal Amount. Delayed Draw Term Loans may be funded at Borrower’s request in multiple Advances made during the Availability Period and repaid in accordance with the terms of this Agreement and each Delayed Draw Term Loan Note. Whenever Borrower desires to incur a Delayed Draw Term Loan hereunder, Borrower shall give Administrative Agent at least five (5) Business Days’ (or such shorter period agreed to by Administrative Agent in its sole discretion) prior written notice of such Delayed Draw Term Loan to be incurred hereunder specifying the principal amount of such Delayed Draw Term Loan to be incurred and the date of such Advance (which shall be a Business Day). Each Delayed Draw Term Loan (other than an Acquisition Loan) will be evidenced by a Delayed Draw Term Loan Note appropriately completed in accordance with the terms of the form of Delayed Draw Term Loan Note attached hereto as Exhibit G-1 to include the applicable interest rate and required amortization payments and each Acquisition Loan will be evidenced by a Delayed Draw Term Loan Note appropriately completed in accordance with the terms of the form of Delayed Draw Term Loan Note attached hereto as Exhibit G-2 to include the applicable interest rate and required amortization payments; provided that the aggregate principal amount of all Delayed Draw Term Loan Notes shall not exceed the Maximum Delayed Draw Term Loan Principal Amount. Interest on each Delayed Draw Term Loan shall accrue commencing on the Delayed Draw Funding Date for such Delayed Draw Term Loan at a per annum rate equal to the Term SOFR Rate plus 5.95%. Borrower agrees to repay the Delayed Draw Term Loans, with interest, in accordance with the Delayed Draw Term Loan Notes, this Agreement, and the other Loan Documents. The obligation of Borrower to repay the Delayed Draw Term Loans, together with interest as provided in this Agreement and in each Delayed Draw Term Loan Note, shall commence upon the funding of each Delayed Draw Term Loan on the Delayed Draw Funding Date for such Delayed Draw Term Loan and shall be unconditional. Borrower hereby accepts each Delayed Draw Term Loan requested by Borrower on the Delayed Draw Funding Date for such Delayed Draw Term Loan, subject to and upon the terms and conditions set forth herein. Notwithstanding the foregoing, any Delayed Draw Term Loan issued after the Second Amendment Effective Date that is used to consummate the Acquisition of Moser Energy Systems shall be considered an “Acquisition Loan” and, with respect to the Acquisition Loan, (a) only one Acquisition Loan will be made and (b) such Acquisition Loan shall have a term of 60 months from the first Payment Day occurring after the Delayed Draw Funding Date of such Acquisition Loan; provided that all Delayed Draw Term Loans issued after the Second Amendment Effective Date that are not an Acquisition Loan shall not exceed $80,000,000 in aggregate amount for all such Delayed Draw Term Loans.

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(c)            Section 3(b) of the Existing Credit Agreement is hereby amended and restated as follows:

(b)            Closing Fee; Additional Delayed Draw Term Loan Commitment Fee.

(i).           Closing Fee. On the Closing Date, Borrower shall pay to Administrative Agent a closing fee equal to $3,700,000.00, which fee shall be fully earned as of the Closing Date and shall not be refundable.

(ii).          Additional Delayed Draw Term Loan Commitment Fee. On the Additional Delayed Draw Funding Date, Borrower shall pay to Administrative Agent a commitment fee equal to $1,500,000.00 which fee shall be fully earned as of the First Amendment Effective Date and shall not be refundable.

(iii).         Second Amendment Commitment Fee. On the Second Amendment Effective Date, Borrower shall pay to Administrative Agent a commitment fee equal to $1,000,000.00 which fee shall be fully earned as of the Second Amendment Effective Date and shall not be refundable.

(d)            Section 5 of the Existing Credit Agreement is hereby amended by adding a new section (ff) thereto to read as follows:

(ff)           Second Amendment Post-Closing Matters. The Loan Parties (and as applicable, the Parent Guarantor) will execute and deliver the documents, take the actions and complete the tasks as set forth in Exhibit M, in each case within the applicable time limits specified on such exhibit.

(e)            The references to “Disqualified Institution” in Section 9(e)(vi) are amended and replaced with the defined term “Disqualified Lender”.

(f)            Exhibit A to the Existing Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

"Acquisition Loan " has the meaning assigned to such term in Section 3(a)(ii).

"Second Amendment" means that certain Second Amendment to Credit Agreement, dated as of January 27, 2025 among the Borrower, the Guarantors, Stonebriar, as Administrative Agent and as Initial Lender, and the other Lenders party thereto.

"Second Amendment Effective Date" means January 27, 2025.

“Second Amendment Increase” means the increase of the Maximum Delayed Draw Term Loan Principal Amount by an amount equal to $100,000,000 pursuant to the Second Amendment.

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(g)            The definition of “Availability Period” on Exhibit A to the Existing Credit Agreement is hereby amended and restated as follows:

"Availability Period" means the period from and including the Closing Date to the Maturity Date; provided that the Availability Period for the Second Amendment Increase shall mean the period from and including the Second Amendment Effective Date to the earlier of (a) the consummation of the acquisition of Moser Energy Systems and (b)  July 30, 2025.

(h)            The definition of “Delayed Draw Term Loan Note” on Exhibit A to the Existing Credit Agreement is hereby amended and restated as follows:

"Delayed Draw Term Loan Note" means a promissory note executed by Borrower in connection with this Agreement in favor of the Initial Lender, in substantially the form of (a) Exhibit G-1 if such promissory note is issued in connection with a Delayed Draw Term Loan (other than an Acquisition Loan) and (b) Exhibit G-2 if such promissory note is issued in connection with an Acquisition Loan, in each case, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

(i)            The definition of “Loan Documents” on Exhibit A to the Existing Credit Agreement is hereby amended and restated as follows:

"Loan Documents" means this Agreement, the Notes, the Security Instruments, the Parent Guaranty Agreement, the First Amendment, the Second Amendment, together with all environmental indemnity agreements, guaranties, security agreements, pledge agreements, mortgages, deeds of trust, security deeds, collateral mortgages, subordination agreements, collateral assignments, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with this Agreement.

(j)            The definition of “Term SOFR Rate” on Exhibit A to the Existing Credit Agreement is hereby amended and restated as follows:

"Term SOFR Rate" means, as of any date of determination, the greater of (a) (i) prior to the Second Amendment Effective Date, three and one half percent (3.50%) and (ii) after the Second Amendment Effective Date, four and three tenths percent (4.30%) and (b) the rate reported for the 1 Month CME Term SOFR (as published on the CME Group Benchmark Administration website) for the most current date available preceding the date of determination of the applicable Delayed Draw Term Loan interest rate, or a comparable or successor rate as Administrative Agent in its reasonable discretion determines most closely approximates such rate.

(k)            Exhibit G to the Existing Credit Agreement is hereby renamed to be Exhibit G-1.

(l)             A new Exhibit G-2 is added to the Existing Credit Agreement in the form of Exhibit G-2 attached to this Second Amendment.

(m)           A new Exhibit M is added to the Existing Credit Agreement in the form of Exhibit M attached to this Second Amendment.

SECOND AMENDMENT TO CREDIT AGREEMENT – Page 4

§2.           Representations and Warranties; No Event of Default. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof, after giving effect to the amendments in Section 1 hereof:

(a)            all representations and warranties of each of the Loan Parties and the Parent Guarantor in the Loan Documents signed by such Loan Party or the Parent Guarantor, as appliable, are true, correct, and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof (it being understood and agreed that any representation or warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects as of such date), except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (with duplication of any applicable materiality qualification) as of such specified earlier date and (ii) that the representations and warranties contained in Sections 4(c) of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5(d)(i) and (ii) of the Amended Credit Agreement;

(b)            no event has occurred and is continuing which constitutes a Default or Event of Default;

(c)            (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower and (iii) this Second Amendment, the Amended Credit Agreement, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be the legal, valid and binding obligations of the Borrower, enforceable against Borrower in accordance with such Loan Document’s terms, subject to applicable bankruptcy laws and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)            the execution, delivery and performance by the Borrower of this Second Amendment, the Amended Credit Agreement and each of the other Loan Documents to which it is a party, are within the powers of the Borrower, do not contravene the organizational documents of the Borrower, and do not (i) violate any law or regulation, or any order or decree of any court or Governmental Authority, (ii) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower or any of its properties, or (iii) require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority or other Person, except (A) such as have been obtained or made and are in full force and effect, (B) the recording and filing of the Security Instruments and Uniform Commercial Code financing statements as required by the Loan Documents and (C) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder and would not reasonably be expected to result in a Material Adverse Effect.

SECOND AMENDMENT TO CREDIT AGREEMENT – Page 5

§3.           Conditions of Effectiveness. The effectiveness of this Second Amendment shall be subject to the satisfaction of the following conditions:

(a)            the Administrative Agent shall have received counterparts of this Second Amendment executed by the Initial Lender, each other Lender, the Borrower, each other Loan Party and the Parent Guarantor;

(b)            the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct in all material respects (without duplication of any applicable materiality qualification); and

(c)            since December 31, 2022, no Material Adverse Effect has occurred.

§4.           Guarantor’s Acknowledgment. By signing below, each Guarantor and the Parent Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) ratifies and confirms all of its obligations and liabilities under the Guaranty and the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations (as increased by this Second Amendment); (iii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, or any of the provisions contemplated herein, (iv) acknowledges and agrees that as of the date hereof, such Guarantor (a) does not have any known claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (b) has no offsets against, or defenses or counterclaims to, its Guaranty.

§5.           Reference to the Credit Agreement.

(a)            Upon and during the effectiveness of this Second Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended by this Second Amendment. This Second Amendment shall be a Loan Document.

(b)            Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Existing Credit Agreement or any of the other Loan Documents, and, except as expressly set forth herein, shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Existing Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

(c)            On the Second Amendment Effective Date, all of the Indebtedness incurred under the Existing Credit Agreement shall, to the extent outstanding on the Second Amendment Effective Date, continue to be outstanding under the Amended Credit Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Second Amendment, and this Second Amendment shall not constitute a substitution or novation of such Indebtedness or any of the other rights, duties and obligations of the parties thereunder. Except as expressly set forth herein, for the avoidance of doubt, nothing in this Second Amendment amends or modifies the Schedules to the Credit Agreement.

SECOND AMENDMENT TO CREDIT AGREEMENT – Page 6

§6.           Costs and Expenses. The Borrower shall be obligated to pay the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including, subject to the Legal Expenses Limitation, the reasonable and documented out-of-pocket attorneys’ fees and legal expenses of counsel for the Administrative Agent with respect thereto).

§7.           Execution in Counterparts. This Second Amendment may be executed in any number of counterparts (electronic delivery accepted) and by different parties in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one integrated agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

§8.           Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. This Second Amendment shall in all respects be governed by and construed in accordance with the laws of the State of Texas, and the provisions of Sections 9(f), 9(g) and 9(h) of the Credit Agreement shall apply to this Second Amendment as if set forth in full herein, mutatis mutandis. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

§9.           Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

§10.         ENTIRE AGREEMENT. THE EXISTING CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

SECOND AMENDMENT TO CREDIT AGREEMENT – Page 7

IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first set forth above.

BORROWER:

ATLAS SAND COMPANY, LLC

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

STONEBRIAR COMMERCIAL FINANCE LLC

By:	/s/ Jeffrey L. Wilkison
Name:	Jeffrey L. Wilkison
Title:	Senior Vice President

INITIAL LENDER:

STONEBRIAR COMMERCIAL FINANCE LLC

By:	/s/ Jeffrey L. Wilkison
Name:	Jeffrey L. Wilkison
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

GUARANTORS:

ATLAS ENERGY SOLUTIONS INC., a Delaware corporation

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

ATLAS SAND EMPLOYEE COMPANY, LLC, a Texas limited liability company

By:	Atlas Sand Company, LLC, its sole manager

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

ATLAS SAND EMPLOYEE HOLDING COMPANY, LLC, a Texas limited liability company

By:	Atlas Sand Company, LLC, its sole member

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

ATLAS SAND CONSTRUCTION, LLC, a Texas limited liability company

By:	Atlas Sand Company, LLC, its sole member

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

ATLAS OLC EMPLOYEE COMPANY, LLC, a Texas limited liability company

By:	Atlas Sand Company, LLC, its sole manager

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

ATLAS CONSTRUCTION EMPLOYEE COMPANY, LLC, a Texas limited liability company

By:	Atlas Sand Company, LLC, its sole manager

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

FOUNTAINHEAD LOGISTICS, LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

FOUNTAINHEAD LOGISTICS EMPLOYEE COMPANY, LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

FOUNTAINHEAD TRANSPORTATION SERVICES, LLC, a Delaware limited liability company

By:	Atlas Sand Company, LLC, its sole member

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

FOUNTAINHEAD EQUIPMENT LEASING, LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

OLC KERMIT, LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

OLC MONAHANS, LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

HI-CRUSH OPERATING, LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

HI-CRUSH LMS LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

HI-CRUSH INVESTMENTS LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

ONCORE PROCESSING, LLC a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

HI-CRUSH PERMIAN SAND LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

HI-CRUSH PODS LLC, a Delaware limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

BULKTRACER HOLDINGS LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

PROPDISPATCH LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

PRONGHORN LOGISTICS HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

PRONGHORN LOGISTICS, LLC, a Colorado limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

NEXSTAGE LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

FB LOGISTICS LLC, a Texas limited liability company

By:	/s/ Blake McCarthy
Name:	Blake McCarthy
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT – [SIGNATURE PAGE]

EXHIBIT G-2

FORM OF

DELAYED DRAW TERM LOAN PROMISSORY NOTE

Principal: $[●]	Date: [●]

FOR VALUE RECEIVED, the undersigned ATLAS SAND COMPANY, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Borrower”), promises to pay to the order of STONEBRIAR COMMERCIAL FINANCE LLC, a Delaware limited liability company (together with the respective successors, assigns, and subsequent holders of this Delayed Draw Term Loan Note, “Lender”), at 5601 Granite Parkway, Suite 1350, Plano, Texas 75024, or as Lender or the holder hereof may otherwise designate in writing, the principal amount of [●] and No/100 Dollars ($[●])1 (or so much thereof as shall have been advanced and remain unpaid and outstanding hereunder), with interest (computed on the basis of a 365-day year for the actual number of days elapsed) on the unpaid principal amount hereof from and including the date hereof until paid in full at the rate per annum equal to [●]%2.

This Delayed Draw Term Loan Note shall be payable in sixty (60) consecutive monthly installments of combined principal and interest each in the amount of [●]3 payable on each Payment Day commencing [●]4 and continuing on each Payment Day thereafter; and then a final installment also payable on [●]5 (the “Stated Maturity Date”) equal to $[●]6, together with all other accrued and unpaid interest hereon and all other amounts (if any) then payable hereon or otherwise under the Loan Documents, each such installment to be applied, first, to the payment of interest accrued on the unpaid principal amount hereof to the date of such installment and, second, to the reduction of such unpaid principal amount.  All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

This Delayed Draw Term Loan Note is one of the Delayed Draw Term Loan Notes referenced in that certain Credit Agreement, dated as of July 31, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Lenders from time to time party thereto, and Stonebriar Commercial Finance, LLC, a Delaware limited liability company, as Administrative Agent. Capitalized terms used, but not expressly defined herein that are defined in the Credit Agreement shall have the meanings as set forth in the Credit Agreement.

Borrower shall have the right to voluntarily prepay all or a portion of this Delayed Draw Term Loan Note on any Payment Day, upon thirty (30) days' prior written notice to Administrative Agent, such notice of prepayment being irrevocable unless expressly conditioned upon the occurrence of another transaction, in which case such notice may be revoked in the event such other transaction is not consummated, provided that any such prepayment shall be in a minimum principal amount of $1,000,000 (or, if less than $1,000,000, the remaining principal balance of the Delayed Draw Term Loans) and shall be in an integral multiple of $500,000 (such principal amount, the “Prepayment Amount”), together with all interest then accrued and unpaid on the principal so prepaid together with the Prepayment Fee (if any) set forth below. Except as otherwise provided in the Credit Agreement (including regularly scheduled payment installments as required by this Delayed Draw Term Loan Note), if Borrower voluntarily prepays or is required to prepay (whether due to permitted acceleration by the Administrative Agent or otherwise) this Delayed Draw Term Loan Note prior to the Stated Maturity Date, Borrower shall pay, on the date of such prepayment (which shall be a Payment Day), a fee (the “Prepayment Fee”) to Lender in an amount equal to (a) four percent (4%) of the Prepayment Amount if such prepayment occurs on or prior to the first anniversary of the Delayed Draw Funding Date, (c) three percent (3%) of the Prepayment Amount if such prepayment occurs after the first anniversary of the Delayed Draw Funding Date but on or prior to the second anniversary of the Delayed Draw Funding Date and (d) two percent (2%) of the Prepayment Amount if such prepayment occurs thereafter, provided that (x) no Prepayment Fee shall be charged if the Credit Agreement is refinanced in full by any new or amended and restated credit facility for which Stonebriar is the Administrative Agent and (y) the Prepayment Fee shall be charged and paid only to the extent permitted by Applicable Law. Any prepayment pursuant to this paragraph shall be applied to the installments hereof in the inverse order of maturity.

1 To insert the applicable principal amount

2 To insert the applicable rate (i.e., the Term SOFR Rate plus 5.95%)

3 To insert amount of principal and interest payments (to equal amortization of the applicable Delayed Draw Term Loan over a 60 month term).

4 To insert first Payment Date occurring after Delayed Draw Funding Date.

5 To insert date that is 60 months from the first Payment Day after Delayed Draw Funding Date.

6 To insert amount of final principal and interest payment.

Exhibit G-2 Promissory Note (Atlas Sand Company, LLC)	Page 1

Upon the maturity of this Delayed Draw Term Loan Note, the entire unpaid principal amount on this Delayed Draw Term Loan Note, together with all interest, fees and other amounts payable hereon or in connection herewith pursuant to the Loan Documents (the “Total Obligation”), shall be immediately due and payable without further notice or demand. In the event Borrower fails to pay in full and in good, immediately available funds the Total Obligation upon the same becoming due and payable (whether at maturity or upon acceleration), then all past due amounts shall bear interest at the Default Rate in accordance with Section 8 of the Credit Agreement, from the due date thereof until all such amounts have been paid in full in good, immediately available funds. If any payment on this Delayed Draw Term Loan Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. Borrower agrees to pay all amounts under this Delayed Draw Term Loan Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

Administrative Agent, Lender, Borrower and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither Borrower nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Lender or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at Lender’s or such holder’s option, promptly returned to Borrower upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, Lender and Borrower (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Delayed Draw Term Loan Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

Exhibit G-2 Promissory Note (Atlas Sand Company, LLC)	Page 2

This Delayed Draw Term Loan Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by Borrower and Lender or any holder hereof.

This Delayed Draw Term Loan Note shall be binding upon the successors and assigns of Borrower and inure to the benefit of Lender and its successors, endorsees and assigns; provided, however, that Borrower shall not assign this Delayed Draw Term Loan Note or any obligations hereunder without the prior written consent of Lender (such consent to be granted or withheld at Lender’s sole discretion), and any purported assignment without such prior written consent shall be null, void and of no effect. If any term or provision of this Delayed Draw Term Loan Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS DELAYED DRAW TERM LOAN NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

THIS DELAYED DRAW TERM LOAN NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING UNDER OR RELATED TO THIS DELAYED DRAW TERM LOAN NOTE MAY BE COMMENCED IN ANY FEDERAL OR STATE COURT SITTING IN THE EASTERN DISTRICT OF TEXAS AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF EACH SUCH COURT AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE AGREEMENT OR THE SUBJECT MATTER THEREOF OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURT. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS DELAYED DRAW TERM LOAN NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL LIMIT OR RESTRICT LENDER’S RIGHT TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE IN WHICH ANY COLLATERAL IS LOCATED TO THE EXTENT LENDER DEEMS SUCH PROCEEDING NECESSARY OR ADVISABLE TO EXERCISE REMEDIES AVAILABLE UNDER ANY LOAN DOCUMENT. THE PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

[Signature Page Follows]

Exhibit G-2 Promissory Note (Atlas Sand Company, LLC)	Page 3

IN WITNESS WHEREOF, Borrower has executed or caused this Delayed Draw Term Loan Note to be executed by its duly authorized officer as of the year and day first written above.

BORROWER:

ATLAS SAND COMPANY, LLC, a Delaware limited liability company

By:	/s/ John Turner
Name:	John Turner
Title:	President and Chief Financial Officer

Exhibit G-2 Promissory Note (Atlas Sand Company, LLC)	Page 4

EXHIBIT M

ADDITIONAL SECOND AMENDMENT EFFECTIVE DATE POST-CLOSING MATTERS

1.	Not later than March 1, 2025 (or such later date as Administrative Agent may agree in its reasonable discretion) the Loan Parties and the Parent Guarantor shall have delivered to Administrative Agent a certificate of each Loan Party and the Parent Guarantor signed by a Responsible Officer of such Loan Party or the Parent Guarantor, as applicable, (i) certifying and attaching the resolutions adopted by such Loan Party or Parent Guarantor authorizing the execution, delivery and performance of the Second Amendment, and (ii) certifying that, before and after giving effect to this Second Amendment, (A) no Default or Event of Default has occurred and is continuing or would occur as a result of the execution, delivery and performance of this Second Amendment, (B) all representations and warranties of each of the Loan Parties and the Parent Guarantor in the Loan Documents signed by such Loan Party or the Parent Guarantor are true, correct, and complete in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date (it being understood and agreed that any representation or warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects as of such date), except (x) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (with duplication of any applicable materiality qualification) as of such specified earlier date and (y) that the representations and warranties contained in Sections 4(c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5(d)(i) and (ii) of the Credit Agreement.

2.	Not later than the date that is 90 days following the Second Amendment Effective Date (or such later date as Administrative Agent may agree in its reasonable discretion) the Loan Parties and the Parent Guarantor shall have delivered to Administrative Agent:

i.	a "nothing further certificate" with respect to the Mortgaged Property (other than the Hercules Mortgaged Property) showing no encumbrance, lien or other matter, other than the Permitted Liens as of the Closing Date and such other recorded easements, covenants, restrictions, encumbrances and other matters of record as may be approved by Administrative Agent in its reasonable discretion; and

ii.	a "nothing further certificate" with respect to the Hercules Mortgaged Property showing no encumbrance, lien or other matter, other than the Permitted Liens as of the First Amendment Effective Date and such other recorded easements, covenants, restrictions, encumbrances and other matters of record as may be approved by Administrative Agent in its reasonable discretion.

3.	Not later than the date that is 30 days following the Second Amendment Effective Date (or such later date as Administrative Agent may agree in its reasonable discretion) the Loan Parties and the Parent Guarantor shall have delivered to Administrative Agent a legal opinion of Vinson & Elkins LLP, special counsel to the Loan Parties and the Parent Guarantor, in form and substance reasonably satisfactory to Administrative Agent.

Exhibit M